UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): July 16, 2002
                                                  -------------

                CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
              ---------------------------------------------------
              (Exact Name of registrant specified in its charter) (Originator of the Chase Credit Card Master Trust)


United States                          333-84400                22-2382028
-------------                          ---------                ----------

(State or other Jurisdiction of   (Commission File Number)   (I.R.S. employer
Incorporation)                                               Identification No.)


                   White Clay Center Building 200 Route 273
                            Newark, Delaware 19711
                   -----------------------------------------
                   (Address of principal executive offices)


Registrant's telephone number, including area code:  (302) 575-5000.

Item 5.  Other Events

          On July 16, 2002, the Underwriting Agreement, dated as of June 27, 2002 (the "Underwriting Agreement"), among Chase Manhattan Bank USA, National Association ("Chase USA"), as Transferor, JPMorgan Chase Bank ("JPMCB"), as Servicer, and J.P. Morgan Securities Inc. ("JPMSI"), as representative of the several Underwriters, was executed and delivered by the respective parties thereto. On July 16, 2002 the Series 2002-5 Supplement, dated as of July 16, 2002, to the Third Amended and Restated Pooling and Servicing Agreement, dated as of November 15, 1999, as amended by the First Amendment thereto dated as of March 31, 2001 and by the Second Amendment thereto dated as of March 1, 2002 (the "Third Amended and Restated Pooling and Servicing Agreement"), among Chase USA as Transferor on and after June 1, 1996, JPMCB, as Transferor prior to June 1, 1996 and as Servicer, and The Bank of New York, as Trustee (the "Trustee"), was executed and delivered by the respective parties thereto. On July 16, 2002, the Indenture, dated as of July 16, 2002 (the "Indenture"), between Chase Credit Card Owner Trust 2002-5 (the "Trust") and The Bank of New York, as Indenture Trustee, was executed and delivered by the respective parties thereto. On July 16, 2002, the Trust Agreement, dated as of July 16, 2002 (the "Trust Agreement"), between Chase USA, as Depositor (the "Depositor") and Wilmington Trust Company, as Owner Trustee, was executed and delivered by the respective parties thereto. On July 16, 2002, the Deposit and Administration Agreement, dated as of July 16, 2002 (the "Deposit and Administration Agreement"), between Chase USA, as Depositor and Administrator, and the Trust, as Issuer, was executed and delivered by the respective parties thereto.


Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits
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        Exhibits

        1.3 Underwriting Agreement, dated as of June 27, 2002, among Chase USA, as Transferor, JPMCB, as Servicer, and JPMSI, as representative of the several
                 Underwriters.

        4.8 Series 2002-5 Supplement, dated as of July 16, 2002 to the Third Amended and Restated Pooling and Servicing Agreement, among Chase USA, as Transferor on and after June 1, 1996, JPMCB, as Transferor prior to June 1, 1996 and as Servicer, and the Trustee.

        4.9 Indenture, dated as of July 16, 2002 between the Trust and The Bank of New York, as Indenture Trustee.

        4.10 Trust Agreement, dated as of July 16, 2002 between the Depositor and Wilmington Trust Company, as Owner Trustee.

        4.11     Deposit and Administration Agreement, dated as of July
                 16, 2002 between Chase USA, as Depositor and Administrator, and the Trust, as Issuer.

                             SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             CHASE MANHATTAN BANK USA,
                             NATIONAL ASSOCIATION



                           By:/s/ Patricia Garvey
                              _____________________
                              Name: Patricia Garvey
                              Title: Vice President



Date: July 19, 2002

                               INDEX TO EXHIBITS


Exhibit                                                       Sequentially
Number              Exhibit                                   Numbered Pages
------              -------                                   --------------


1.3   Underwriting Agreement, dated
      June 27, 2002 among Chase USA, as Transferor,
      JPMCB, as Servicer, and JPMSI, as representative of the several Underwriters.

4.8 Series 2002-5 Supplement, dated as of July 16, 2002, to the Third Amended and Restated Pooling and Servicing Agreement, as amended by the First Amendment thereto dated as of March 31, 2001, among Chase USA, as Transferor on and after June 1, 1996, JPMCB, as Transferor prior to June 1, 1996 and as Servicer, and the Trustee.

4.9 Indenture, dated as of July 16, 2002 between the Trust and The Bank of New York, as Indenture
      Trustee.

4.10 Trust Agreement, dated as of July 16, 2002 between the Depositor and Wilmington Trust Company, as
      Owner Trustee.

4.11  Deposit and Administration Agreement, dated as of July
      16, 2002 between Chase USA, as Depositor and
      Administrator, and the Trust, as Issuer.